UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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1290 FUNDS®

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1290 FUNDS®

1290 Avenue of the Americas

New York, New York 10104

[December     , 2016]

Dear Shareholder:

Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders of 1290 Convertible Securities Fund, 1290 DoubleLine Dynamic Allocation Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 Global Talents Fund, 1290 High Yield Bond Fund, 1290 Multi-Alternative Strategies Fund, 1290 SmartBeta Equity Fund and 1290 Unconstrained Bond Managers Fund (each, a “Fund” and together, the “Funds”), each a series of 1290 Funds® (the “Trust”). The Special Meeting of Shareholders is scheduled to be held at the Trust’s offices, 1290 Avenue of the Americas, New York, New York 10104, on February 22, 2017 at 10 a.m., Eastern time (the “Meeting”).

At the Meeting, the shareholders of each Fund who are entitled to vote at the Meeting will be asked to approve the proposals described below:

1.	Elect the Board of Trustees of the Trust (the “Board”).

2.	Approve changes to each Fund’s fundamental investment restrictions with respect to:

a.	diversification

b.	issuing senior securities and borrowing money

c.	underwriting

d.	concentrating

e.	investing in real estate

f.	investing in commodities

g.	making loans

Under Proposal 1, the shareholders of the Funds are being asked to elect each of the eight current Board members as well as two new trustee nominees to serve on the Board.

Under Proposals 2.A. through 2.G., the shareholders of each Fund are being asked to approve changes to the fundamental investment restrictions that apply to that Fund. The Investment Company Act of 1940, as amended (the “1940 Act”) requires all mutual funds (such as the Funds) to adopt certain “fundamental” investment restrictions with respect to several specific types of investment activities. Fundamental investment restrictions cannot be changed without shareholder approval. The amendments described in Proposals 2.A. through 2.G. are intended to give the Funds greater flexibility to take advantage of, and react to, changing financial markets, new investment opportunities, and future changes in applicable law — without the expense and delay of seeking further shareholder approval. The amendments are also intended to create more uniform investment restrictions among the mutual funds in the fund complex.

The Board has approved the proposals identified above and recommends that you vote “FOR” each of them. Although the Board has determined that a vote “FOR” each proposal is in your best interest, the final decision is yours.

The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs associated with follow-up letters and calls. Please be sure to vote and return your proxy card(s).

Whether or not you plan to attend the Meeting, you may vote by proxy in any of the following ways:

1.	Internet — Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card(s). If this feature is used, you are giving authorization for another person to execute your proxies and there is no need to mail the proxy card(s).

2.	Telephone — Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll free telephone number and required control number are printed on your enclosed proxy card(s). If this feature is used, you are giving authorization for another person to execute your proxies and there is no need to mail the proxy card(s).

3.	Mail — If you vote by mail, please indicate your vote on the enclosed proxy card(s), date and sign the card(s), and return the card(s) in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

Please return your proxy card(s) or follow the instructions in the enclosed materials to vote on-line or by telephone so that your vote will be counted. If you have any questions about the proposals, please do not hesitate to contact the Trust toll free at 1-888-310-0416.

We look forward to your attendance at the Meeting or receiving your proxy card(s) or your on-line or telephone instructions so that your shares may be voted at the Meeting.

Sincerely, Steven M. Joenk President

1290 FUNDS®

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 22, 2017

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of 1290 Convertible Securities Fund, 1290 DoubleLine Dynamic Allocation Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 Global Talents Fund, 1290 High Yield Bond Fund, 1290 Multi-Alternative Strategies Fund, 1290 SmartBeta Equity Fund and 1290 Unconstrained Bond Managers Fund (each, a “Fund” and together, the “Funds”), each a series of 1290 Funds® (the “Trust”), will be held on February 22, 2017, at 10:00 a.m., Eastern time, at the offices of the Trust, located at 1290 Avenue of the Americas, New York, New York 10104 (the “Meeting”). The purpose of the Meeting is to consider and act upon the matters described below:

1.	Elect the Board of Trustees of the Trust (the “Board”).

2.	Approve changes to each Fund’s fundamental investment restrictions with respect to:

a.	diversification

b.	issuing senior securities and borrowing money

c.	underwriting

d.	concentrating

e.	investing in real estate

f.	investing in commodities

g.	making loans

3.	Transact such other business that may properly come before the Meeting or any adjournments thereof.

The Board unanimously recommends that you vote in favor of each proposal.

Shareholders of record as of the close of business on November 30, 2016, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy card(s) being solicited by the Board. This is important to ensure a quorum at the Meeting. You also may return proxies by voting

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on-line or by touch-tone voting. Proxies may be revoked at any time before they are exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY

If you directly or indirectly own shares of more than one of the Funds on the record date for the Meeting, please note that each Fund has a separate proxy card, and you should vote on the proposals affecting each Fund in which you own shares.

You may think that your vote is not important, but it is. By law, the Meeting will have to be adjourned without conducting any business if at least one-third of the shares of the Trust or a Fund, as applicable, entitled to vote in person or by proxy at the Meeting are not represented at the Meeting. In that event, the Trust or a Fund, as applicable, would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Trust and each Fund to hold the Meeting as scheduled, so please return your proxy card(s) immediately or vote on-line or by telephone.

By Order of the Board, Patricia Louie Senior Vice President and Secretary

Dated: [December     , 2016]

New York, New York

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1290 FUNDS®

1290 Avenue of the Americas

New York, New York 10104

PROXY STATEMENT DATED [DECEMBER     , 2016] FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 22, 2017

This Proxy Statement is being furnished to the shareholders of 1290 Convertible Securities Fund, 1290 DoubleLine Dynamic Allocation Fund, 1290 GAMCO Small/Mid Cap Value Fund, 1290 Global Talents Fund, 1290 High Yield Bond Fund, 1290 Multi-Alternative Strategies Fund, 1290 SmartBeta Equity Fund and 1290 Unconstrained Bond Managers Fund (each, a “Fund” and together, the “Funds”), each a series of 1290 Funds® (the “Trust”), in connection with the solicitation by the Trust’s Board of Trustees of proxies for the Special Meeting of Shareholders of the Trust to be held at 1290 Avenue of the Americas, New York, New York 10104, on February 22, 2017, at 10:00 a.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”). Distribution of this Proxy Statement and proxy card(s) to shareholders is scheduled to begin on or about [December     , 2016].

This Proxy Statement relates to the following matters:

Summary of Proposals	Shareholders Entitled to Vote on a Proposal
1. To elect the Board of Trustees of the Trust (the “Board”).	The shareholders of all Funds will vote collectively as a single class on the election of each nominee to the Board of Trustees.
2.A. To approve changes to each Fund’s fundamental investment restriction with respect to diversification.	The shareholders of each Fund will vote separately on this Proposal.
2.B. To approve changes to each Fund’s fundamental investment restriction with respect to issuing senior securities and borrowing money.	The shareholders of each Fund will vote separately on this Proposal.
2.C. To approve changes to each Fund’s fundamental investment restriction with respect to underwriting.	The shareholders of each Fund will vote separately on this Proposal.
2.D. To approve changes to each Fund’s fundamental investment restriction with respect to concentrating.	The shareholders of each Fund will vote separately on this Proposal.
2.E. To approve changes to each Fund’s fundamental investment restriction with respect to investing in real estate.	The shareholders of each Fund will vote separately on this Proposal.
2.F. To approve changes to each Fund’s fundamental investment restriction with respect to investing in commodities.	The shareholders of each Fund will vote separately on this Proposal.
2.G. To approve changes to each Fund’s fundamental investment restriction with respect to making loans.	The shareholders of each Fund will vote separately on this Proposal.
3. To transact such other business that may properly come before the Meeting.

The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust’s shares of beneficial interest are referred to as “shares,” and the holders of the shares are referred to as “shareholders.” The Trust’s Board of Trustees may be referred to herein as the “Board” and its members may be referred to herein as “Trustees.”

1290 Asset Managers® (the “Adviser”) is the investment adviser and administrator of each Fund. AXA Distributors, LLC, an affiliate of the Adviser, provides distribution support services for the Trust. The mailing address for each of these companies and for the Trust’s principal executive officers is 1290 Avenue of the Americas, New York, New York 10104. ALPS Distributors, Inc., 1290 Broadway #1100, Denver, Colorado 80203, serves as the distributor for each Fund’s shares. In addition, the investment advisers listed in Exhibit A (the “Sub-Advisers”) serve as investment sub-advisers to certain Funds.

Shareholders of record as of the close of business on November 30, 2016 (the “Record Date”) are entitled to vote at the Meeting. Additional information regarding outstanding shares, voting your proxy card(s) and attending the Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on February 22, 2017

This Proxy Statement, which you should read and retain for future reference, contains important information regarding the Proposals that you should know before voting. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. Distribution of this Proxy Statement and proxy card(s) to shareholders is scheduled to begin on or about [December     , 2016]. This Proxy Statement and proxy card(s) also will be available at www.proxyvote.com on or about [December     , 2016].

The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Shareholders may request copies of the Trust’s annual and/or semi-annual reports by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-888-310-0416.

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OVERVIEW

Under Proposal 1, the shareholders of the Funds are being asked to elect each of the eight current Board members as well as two new trustee nominees to serve on the Board.

Under Proposals 2.A. through 2.G., the shareholders of each Fund are being asked to approve changes to the fundamental investment restrictions that apply to that Fund. The 1940 Act requires all mutual funds (such as the Funds) to adopt certain “fundamental” investment restrictions with respect to several specific types of investment activities. Fundamental investment restrictions cannot be changed without shareholder approval. The amendments described in Proposals 2.A. through 2.G. are intended to give the Funds greater flexibility to take advantage of, and react to, changing financial markets, new investment opportunities, and future changes in applicable law — without the expense and delay of seeking further shareholder approval. The amendments are also intended to create more uniform investment restrictions among the mutual funds in the fund complex.

PROPOSAL 1: ELECTION OF BOARD OF TRUSTEES

Background

The purpose of this Proposal is to elect 10 trustee nominees (each, a “Nominee” and together, the “Nominees”) to serve on the Board of Trustees of the Trust.

The fund complex currently includes three registered investment companies — the Trust, AXA Premier VIP Trust (the “VIP Trust”), and EQ Advisors Trust (the “EQ Trust”). These investment companies share the same investment adviser/manager and certain administrative, legal, compliance, marketing and other functions.

Eight of the 10 Nominees are currently members of the Board of Trustees that oversees both the Trust and the EQ Trust. The remaining two Nominees currently serve as consultants to the Board of Trustees that oversees both the Trust and the EQ Trust and are first-time Nominees for the Board of Trustees of the Trust (and, by means of a separate proposal in a separate joint proxy statement, the EQ Trust). One of the 10 Nominees, Steven M. Joenk, is also currently a member of the Board of Trustees that oversees the VIP Trust. Nine of the 10 Nominees are first-time Nominees for the Board of Trustees of the VIP Trust. Assuming that the Proposal for the election of the 10 Nominees is approved by the shareholders of the Trust (and, by means of a separate proposal in a separate joint proxy statement, both the shareholders of the VIP Trust and the shareholders of the EQ Trust), the same Board of Trustees would oversee the Trust, the VIP Trust, and the EQ Trust.

The Proposed Board

The current Board and its Governance Committee, which consists of all of the current Independent Trustees of the Trust (and is described in more detail below), has determined to increase the size of the Board from eight to 10 members and has pro-

posed for election by shareholders each of the eight current members of the Board as well as two new Board members. The Trust’s current Trustees are Thomas W. Brock, Donald E. Foley, Steven M. Joenk, Christopher P.A. Komisarjevsky, H. Thomas McMeekin, Gary S. Schpero, Kenneth L. Walker and Caroline L. Williams. Mr. Joenk is an “interested person” (as defined in the 1940 Act) (an “Interested Trustee”) of the Trust. Messrs. Brock, Foley, Komisarjevsky, McMeekin, Schpero and Walker and Ms. Williams are not “interested persons” (as defined in the 1940 Act) (each, an “Independent Trustee”) of the Trust. The Trust’s Governance Committee identified the two new Nominees to the Board, Mark A. Barnard and Gloria D. Reeg, through the use of a third party search firm and extensive interviews with multiple candidates. If elected, both Mr. Barnard and Ms. Reeg would be Independent Trustees of the Trust. The current Independent Trustees together with Mr. Barnard and Ms. Reeg are referred to herein as “Independent Nominees,” and Mr. Joenk is referred to herein as an “Interested Nominee.”

Trustees/Nominees

Each Nominee has consented to being named in this Proxy Statement and indicated his or her willingness to serve if elected. In the unanticipated event that any Nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Board. The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) for the election of the Nominees named below as Trustees of the Trust. To be elected, persons nominated as Trustees must receive a plurality of the votes cast, which means that the ten (10) Nominees receiving the highest number of votes cast at the Meeting will be elected as long as the votes “FOR” a Nominee exceed the votes “AGAINST” that Nominee. Subject to the foregoing, if elected by shareholders, each Nominee who would be new to the Board would begin service as a Trustee on or about March 1, 2017.

Information regarding the current Board and each Nominee is provided below. If elected, each Nominee, except Mr. Joenk, would be an Independent Trustee of the Trust. The business address of all Nominees is 1290 Avenue of the Americas, New York, New York 10104.

As part of its evaluation of this Proposal, the Governance Committee of the Board considered a number of factors, including that (1) the increased size, diversity, skill sets and depth of experience of the proposed Board should enhance the Board’s ability to respond to the increasing complexities of the mutual fund business; and (2) a larger number of Independent Trustees should provide additional resources to the Board for compliance, regulatory and risk management oversight. The Governance Committee of the Board also considered that, if elected by shareholders of the Trust, all but one of the members of the proposed Board will be Independent Trustees and that, although the Chairman of the proposed Board will be an Interested Trustee, there will be a Lead Independent Trustee, as discussed below.

Name, Address and Year of Birth	Position(s) Held and/ or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Interested Trustee/Nominee*
Steven M. Joenk (1958)	Trustee, Chairman, President and Chief Executive Officer	From June 9, 2014 to present**	From May 2011 to present, President, Chief Executive Officer and Chairman, 1290 Asset Managers; from September 1999 to present, Managing Director, AXA Equitable Life Insurance Company (“AXA Equitable”); from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group (“FMG”) unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.	118	None.

Name, Address and Year of Birth	Position(s) Held and/ or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Independent Trustees/Nominees
Mark A. Barnard (1949)	Consultant and Trustee†	**, †	From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to present, Managing Director — Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	9 if elected at the Meeting††	From 2003 to 2011, Director, Fortress Investment Company Investment Funds.
Thomas W. Brock (1949)	Trustee	From January 1, 2016 to present**	From January 2016 to present, Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	95††

From 2012 to January,

2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2); from 2002 to 2005, Director and Audit Committee Member, two registered hedge funds-of-funds sponsored by Bank of America Alternative Advisors; from 2006 to 2012, Director, Stone Harbor Investment Funds (5).

Name, Address and Year of Birth	Position(s) Held and/ or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Donald E. Foley (1951)	Trustee	From June 9, 2014 to present**	From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	95††

From 2011 to 2012 Director, and from 2012 to 2016 Advisory Committee Member,

M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups; from 2015 to present, Director, BioSig Technologies, Inc.; from 2015 to present, Director, Wilmington Funds.

Christopher P.A. Komisarjevsky (1945)	Trustee	From June 9, 2014 to present**	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	95††	None.
H. Thomas McMeekin (1953)	Trustee	From June 9, 2014 to present**	From 2015 to present, CEO of Blue Key Services, LLC; from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	95††	From 2015 to present, Director, Blue Key Services, LLC; from 2012 to present, Director Achaean Financial Group; from 2011 to 2012, Director US Life Insurance Company in the City of New York.

Name, Address and Year of Birth	Position(s) Held and/ or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Gloria D. Reeg (1951)	Consultant and Trustee†	**, †	From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director — Global Consulting, Russell Investment Group.	9 if elected at the Meeting††	From 2005 to 2007, Trustee, Casey Family Programs (foundation).
Gary S. Schpero (1953)	Lead Independent Trustee	From June 9, 2014 to present**	Prior to January 1, 2000, Partner of Simpson Thatcher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	95††	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long — Short Credit Income Fund; from October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund.
Kenneth L. Walker (1952)	Trustee	From June 9, 2014 to present**	From May 2002 to March 2016, Partner and from March 2016 to present, employee, The Capital Management Corporation (investment advisory firm).	95††	None.

Name, Address and Year of Birth	Position(s) Held and/ or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Caroline L. Williams (1946)	Trustee	From June 9, 2014 to present**

From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice

President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank); from 1997 to 2009, Director, Hearst-Argyle Television.

				95††	None.

†	Mr. Barnard and Ms. Reeg each currently serves as a consultant to the Board of Trustees of the Trust. It is anticipated that Mr. Barnard and Ms. Reeg will serve in this capacity until December 31, 2017 (unless extended or otherwise modified), or until their election by shareholders, whichever is earlier.
††	118 if elected by shareholders of the Trust, the VIP Trust, and the EQ Trust.
*	Affiliated with the Trust’s investment manager.
**	Each Nominee elected will serve during the existence of the Trust until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve. Each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 74 years.
***	The registered investment companies in the fund complex include the Trust, the VIP Trust, and the EQ Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

Qualifications and Experience of the Trustees/Nominees

The Board believes that all of the Nominees would bring to the Board substantial executive leadership experience derived from their service as executives, partners and board members of diverse businesses and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Nominee represent a diversity of experiences and a variety of complementary skills. In determining whether a Nominee is qualified to serve as a Trustee of the Trust, the Board considered a wide variety of information about the Nominee, and multiple factors contributed to the Board’s decision. However, there are no specific required qualifications for Board membership. Each Nominee is believed to possess the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Nominee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considered the individual experience of each Nominee and determined that the Nominee’s professional experience, education, and background would contribute to the diversity of perspectives on the Board. The Board believes that the business experience and objective thinking of the Nominees would be invaluable assets for the management of the Trust and each Fund’s shareholders.

Information about certain of the specific qualifications and experience of each Trustee and/or Nominee relevant to the Board’s conclusion that the Trustee/Nominee should serve as a Trustee of the Trust is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Trustee/Nominee that the Board believes support a conclusion that the Trustee/Nominee should serve as Trustee of the Trust in light of the Trust’s business activities and structure.

Interested Trustee/Nominee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and Chairman of the Trust and other registered investment companies, including the VIP Trust and the EQ Trust.

Independent Trustees/Nominees

Mark A. Barnard — Mr. Barnard has senior management and investment experience with endowments and foundations and multiple years of service on limited partner advisory boards and on the boards of pension entities and an investment company.

Thomas W. Brock — Mr. Brock has a background in the financial services industry, senior management experience with financial services and investment management firms and multiple years of service on the boards of public companies and organizations, and investment companies.

Donald E. Foley — Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms, multiple years of service as a Trustee of the Trust and the EQ Trust, and multiple years of service on the boards of public and private companies and organizations.

Christopher P.A. Komisarjevsky — Mr. Komisarjevsky has experience in senior management positions with global firms providing business consulting services and multiple years of service as a Trustee of the Trust and the EQ Trust.

H. Thomas McMeekin — Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies, has multiple years of service as a Trustee of the Trust and the EQ Trust, and has multiple years of service on the boards of public and private companies and organizations.

Gloria D. Reeg — Ms. Reeg has a background in the financial services industry, senior management and investment experience with investment management firms, a national foundation, and endowment and retirements assets for a top-ranked research hospital, and multiple years of service on the board of a national foundation.

Gary S. Schpero — Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of the Trust and the EQ Trust, as well as other unaffiliated investment companies.

Kenneth L. Walker — Mr. Walker has a background in the financial services industry, senior management experience with investment management firms and multiple years of service as a Trustee of the Trust and the EQ Trust.

Caroline L. Williams — Ms. Williams has a background in the financial services industry, senior management experience with an investment banking firm, multiple years of service as a Trustee of the Trust and the EQ Trust, and multiple years of service on the boards of public and private companies and organizations.

Board Structure

The Board currently is comprised of eight Trustees, and there are two vacancies on the Board. Seven of the eight current Trustees are Independent Trustees. Mr. Joenk, who, among other things, serves as Chairman of the Board, is an Interested Trustee. The Board has appointed Mr. Schpero to serve as Lead Independent Trustee. The Trust’s Lead Independent Trustee is recommended by the Trust’s Governance Committee (discussed in more detail below) and approved by the full Board. The Lead Independent Trustee, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings.

The Board holds six regular meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee, a Governance Committee, and an Investment Committee (which is divided into sub-committees). All Independent Trustees are members of each Committee. The Board believes that this structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of a

Lead Independent Trustee, is appropriate given the asset size of the Trust, the number of Funds offered by the Trust, the number of Trustees overseeing the Trust and the Board’s oversight responsibilities, as well as the Trust’s business activities, manager of managers advisory structure and its offering as a retail investment product.

The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held three meetings during the fiscal year ended October 31, 2016. Ms. Williams serves as the Chair of the Audit Committee.

The Governance Committee’s function is to consider the size and structure of the Board and other governance matters; evaluate and nominate candidates for Independent Trustee membership on the Board and for membership on any Board committees; review the compensation arrangements for each of the Independent Trustees; provide oversight of the Trust’s Chief Compliance Officer (“CCO”); and review the independence of outside counsel to the Independent Trustees. The Governance Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO and meets in executive session from time to time with the Adviser to discuss the CCO’s performance and the effectiveness of the Trust’s compliance program. The Governance Committee may seek to identify candidates for Independent Trustee with the assistance of the Adviser or another third party service provider or independent contractor or by such other means as the Governance Committee deems appropriate. In connection with its evaluation of candidates, the Governance Committee reviews each candidate’s overall qualifications for Board membership and each candidate’s independence from the Adviser and other principal service providers. Persons selected as nominees for Independent Trustee must not be “interested persons” (as defined in the 1940 Act) of the Trust. The Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence. The Governance Committee also may consider such other factors as it may determine to be relevant to fulfilling the role of Trustee. The Governance Committee gives recommendations provided by the Trust’s officers the same consideration as any other candidate. The Governance Committee will not consider nominees recommended by shareholders. The Governance Committee believes that the current process for selecting nominees is effective in identifying suitable candidates to serve on the Trust’s Board of Trustees. The Governance Committee periodically reviews the size and composition of the Board to determine whether it may be appropriate to add individuals, including those with different backgrounds or skills from those already on the Board, so that the Board reflects the appropriate balance of experience, skills, attributes and diversity required for the Board as a whole. The Governance Committee held four meetings during the fiscal year ended October 31, 2016. Mr. Komisarjevsky serves as the Chair of the Governance Committee. A copy of the Governance Committee’s written charter is attached to this Proxy Statement as Exhibit B.

The Investment Committee’s function is to assist the Board in its oversight of Fund performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with personnel at the Adviser and the Sub-Advisers responsible for portfolio management. In addition, two sub-groups of the Investment Committee (a third sub-group was added October 1, 2016), comprised of Independent Trustees, management representatives, and outside legal counsel, meet individually and engage in extensive discussions with Sub-Advisers during in-person presentations made throughout the year. The Investment Committee met five times during the fiscal year ended October 31, 2016. Mr. McMeekin and Mr. Walker and, effective October 1, 2016, Mr. Foley, serve as the co-Chairs of the Investment Committee.

During the fiscal year ended October 31, 2016, each current Trustee attended at least 75% of the aggregate of: (i) the total number of Board meetings, and (ii) the total number of meetings held by all committees on which he or she served.

Risk Oversight of the Trust

The management of various risks relating to the administration and operation of the Trust and its Funds is the responsibility of the Adviser and the other service providers, including any Sub-Advisers, retained by the Trust or the Adviser, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Funds and the Trust and the risk of conflicts of interest affecting the Adviser (or its affiliates) in managing the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks. Under the overall supervision of the Board, the Adviser and other service providers to the Funds also have implemented a variety of processes, procedures and controls to address these and other risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers. The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust and from other service providers. The Board requires senior officers of the Trust, including the President, Chief Financial Officer, Chief Investment Officer, and CCO, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Funds, as well as reports from the Valuation Committee regarding the valuation of those investments. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Sub-Advisers to the Funds as well as the Trust’s custodian, distributor and sub-administrator. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Compensation

No director, trustee, member, officer, or employee of the Adviser or an affiliated company receives any compensation or reimbursement from the Trust for serving as a Trustee or officer of the Trust. Mr. Joenk is an Interested Trustee of the Trust and, therefore, has not been compensated by the Trust for his service as a Trustee.

Each Independent Trustee receives from the Trust an annual fee of $2,000, payable quarterly, representing the payment of an annual retainer. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

Information regarding compensation paid to the Independent Trustees of the Trust for the most recent fiscal year ended October 31, 2016, is set forth below.

Trustee Compensation Table

for the Fiscal Year Ended October 31, 2016*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Interested Trustees
Steven M. Joenk	$0	$0	$0	$0
Independent Trustees
Thomas W. Brock	$2,000	$0	$0	$293,750
Donald E. Foley	$2,000	$0	$0	$298,750
Christopher P.A. Komisarjevsky	$2,000	$0	$0	$316,250
H. Thomas McMeekin	$2,000	$0	$0	$310,000
Gary S. Schpero	$2,000	$0	$0	$340,000
Kenneth L. Walker	$2,000	$0	$0	$310,000
Caroline L. Williams	$2,000	$0	$0	$320,000

*	For her service as a consultant to the Board of Trustees of the Trust for the period from January 1, 2016 to October 31, 2016, Ms. Reeg received compensation in the amount of $1,250 and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in her capacity as a consultant. For his service as a consultant to the Board of Trustees of the Trust for the period from April 1, 2016 to October 31, 2016, Mr. Barnard received compensation in the amount of $938 and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in his capacity as a consultant.
**	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 95 series of two (2) trusts in the fund complex.

Trustee/Nominee Ownership of Fund Shares

The following tables set forth information describing the dollar range of equity securities beneficially owned by each Trustee and/or Nominee in the Funds and in all series in the aggregate within the same fund family overseen and/or to be overseen by the Nominee as of November 29, 2016.

Trustee/ Nominee	1290 Convertible Securities Fund	1290 DoubleLine Dynamic Allocation Fund	1290 GAMCO Small/ Mid Cap Value Fund	1290 Global Talents Fund	1290 High Yield Bond Fund	1290 Multi- Alternative Strategies Fund	1290 SmartBeta Equity Fund	1290 Unconstrained Bond Managers Fund
Interested Trustee/Nominee
Steven M. Joenk	B	C	C	B	C	C	C	B
Independent Trustees/Nominees
Mark A. Barnard	A	A	A	A	A	A	A	A
Thomas W. Brock	A	A	B	A	A	A	B	A
Donald E. Foley	A	B	B	A	A	B	B	A

Trustee/ Nominee	1290 Convertible Securities Fund	1290 DoubleLine Dynamic Allocation Fund	1290 GAMCO Small/ Mid Cap Value Fund	1290 Global Talents Fund	1290 High Yield Bond Fund	1290 Multi- Alternative Strategies Fund	1290 SmartBeta Equity Fund	1290 Unconstrained Bond Managers Fund
Christopher P. A. Komisarjevksy	A	A	C	A	A	A	A	A
H. Thomas McMeekin	A	A	C	A	A	A	C	A
Gloria D Reeg	A	A	A	A	A	A	B	A
Gary S. Schpero	A	A	C	A	A	A	A	A
Kenneth L. Walker	A	A	C	A	A	A	A	A
Caroline L. Williams	A	B	B	A	A	A	B	A

A = None; B = $1 – $10,000; C = $10,001 – $50,000; D = $50,001 – $100,000; E = over $100,000

Trustee/Nominee	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by the Trustee/Nominee in Family of Investment Companies
Interested Trustee/Nominee
Steven M. Joenk	E
Independent Trustees/Nominees
Mark A. Barnard	A
Thomas W. Brock	C
Donald E. Foley	C
Christopher P. A. Komisarjevksy	C
H. Thomas McMeekin	C
Gloria D Reeg	B
Gary S. Schpero	C
Kenneth L. Walker	C
Caroline L. Williams	C

A = None; B = $1 – $10,000; C = $10,001 – $50,000; D = $50,001 – $100,000; E = over $100,000

No Nominee who is or would be an Independent Trustee, and no member of his or her immediate family, beneficially owns or owns of record securities representing interests in the Adviser, any Sub-Adviser or Distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee.

Officers of the Trust

The following table provides information regarding the officers of the Trust. Each officer was elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Trust’s Board of Trustees. Unless otherwise noted, the business address of the Trust’s officers is 1290 Avenue of the Americas, New York, New York 10104.

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk (1958)	Trustee, Chairman, President and Chief Executive Officer	From June 10, 2014 to present	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, 1290 Asset Managers; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Fund Management Group; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.
Patricia Louie, Esq. (1955)	Senior Vice President, Chief Legal Officer and Secretary	From June 10, 2014 to present	From June 2012 to present, Executive Vice President and General Counsel of 1290 Asset Managers; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of 1290 Asset Managers; from February 2011 to present, Managing Director and Associate General Counsel of AXA Financial and AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Equitable.
Brian Walsh Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (1968)	Chief Financial Officer and Treasurer	From June 10, 2014 to present	From May 2011 to present, Director and Senior Vice President of 1290 Asset Managers; from February 2003 to present, Lead Director of AXA Equitable.

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kenneth Kozlowski (1961)	Senior Vice President and Chief Investment Officer	From June 10, 2014 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of 1290 Asset Managers; from May 2011 to June 2012, Senior Vice President of 1290 Asset Managers; from September 2011 to present, Managing Director of AXA Financial and AXA Equitable; from February 2001 to September 2011, Vice President of AXA Equitable.
Alwi Chan (1974)	Vice President and Deputy Chief Investment Officer	From June 10, 2014 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of 1290 Asset Managers; from May 2011 to June 2012, Vice President of 1290 Asset Managers; from February 2007 to present, Lead Director of AXA Equitable.
James Kelly Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (1968)	Controller	From June 10, 2014 to present	From May 2011 to present, Vice President of 1290 Asset Managers; from September 2008 to present, Senior Director of AXA Equitable; from March 2006 to September 2008, Assistant Vice President of AXA Equitable.
Mary E. Cantwell (1961)	Vice President	From June 10, 2014 to present	From June 2012 to present, Senior Vice President of 1290 Asset Managers; from May 2011 to June 2012, Vice President of 1290 Asset Managers; from February 2001 to present, Lead Director, AXA Equitable.
Roselle Ibanga Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (1978)	Assistant Controller	From June 10, 2014 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (1974)	Assistant Controller	From June 10, 2014 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable.
Kiesha T. Astwood-Smith, Esq. (1973)	Vice President and Assistant Secretary	From September 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of 1290 Asset Managers; from September 2015 to present, Senior Director and Counsel of AXA Equitable. From July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Anthony Geron, Esq. (1971)	Vice President and Assistant Secretary	From June 10, 2014 to present	From August 2015 to present, Senior Vice President, Secretary and Associate General Counsel of 1290 Asset Managers and Lead Director and Associate General Counsel of AXA Equitable; from June 2014 to August 2015, Vice President, Assistant Secretary and Associate General Counsel of 1290 Asset Managers; from May 2014 to August 2015, Senior Director and Counsel of AXA Equitable; from October 2007 to May 2014, Associate of Willkie Farr & Gallagher LLP (law firm).
Michael Weiner, Esq. (1982)	Vice President and Assistant Secretary	From June 10, 2014 to present	From June 2014 to present, Vice President, Assistant Secretary and Associate General Counsel of 1290 Asset Managers; from May 2014, to present, Senior Director and Counsel of AXA Equitable; from October 2007 to April 2014, Associate of Milbank, Tweed, Hadley & McCloy LLP (law firm).
Joseph J. Paolo (1970)	Chief Compliance Officer	From June 10, 2014 to present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of 1290 Asset Managers; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable’s Fund Management Group.
Joseph Signora (1977)	Vice President	From December 2015 to present	From December 2015 to present, Vice President of 1290 Asset Managers; from October 2015 to present, Senior Director, AXA Equitable; from July 2014 to October 2015, Deputy CCO, Emerging Global Advisors, LLC; from September 2014 to October 2015, CCO, EGA Emerging Global Shares Trust and EGA Diversified Core Fund; from October 2011 to June 2014, Director of Compliance, Van Eck Associates Corp.; from April 2007 to October 2011, Vice President, Compliance Artio Global Management LLC.
Patricia Cox (1958)	Vice President and Anti-Money Laundering Compliance Officer	From June 10, 2014 to present	From June 2014 to present, Vice President of 1290 Asset Managers; from April 2014 to present, Senior Director of AXA Equitable; Operations Consultant for Wells Real Estate Funds March 2009-September 2010; Director of Transfer Agent Operations for Wells Real Estate Funds October 2010-March 2014; Senior VP of Operations for the AXA Enterprise Group of Funds August 2004-August 2008.
Richard Guinnessey (1963)	Vice President	From June 10, 2014 to present	From June 2012 to present, Senior Director of 1290 Asset Managers; from September 2010 to present Senior Director of AXA Equitable; from November 2005 to September 2010, Assistant Vice President of AXA Equitable.

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Miao Hu (1978)	Vice President	From June 15, 2016 to present	From December 2014 to present, Director of Portfolio Analytics of 1290 Asset Managers; from November 2013 to December 2014, Lead Manager of Portfolio Analytics of 1290 Asset Managers; from January 2011 to November 2013, Financial Services Sector Specialist of FactSet Research Systems.
Michal Levy (1979)	Vice President	From June 15, 2016 to present	From December 2014 to present, Vice President of 1290 Asset Managers; from October 2013 to present, Senior Director and Chief Operating Officer of 1290 Asset Managers; from October 2011 to October 2013, Assistant Vice President of AXA Equitable; and from October 2008 to October 2011, Vice President of Portfolio Valuation at Duff & Phelps.
Xavier Poutas (1977)	Vice President	From June 15, 2016 to present	From May 2011 to present, Assistant Portfolio Manager of 1290 Asset Managers; from September 2013 to present, Senior Director of AXA Equitable; and from November 2008 to August 2013, Director of AXA Equitable.
Helen Lai (1973)	Assistant Vice President	From June 15, 2016 to present	From March 2013 to present, Pricing and Valuation-Compliance of 1290 Asset Managers and Senior Manager, AXA Equitable; and from May 2009 to December 2012, HSBC, Hedge Fund Investor Services.
Jennifer Mastronardi (1985)	Assistant Vice President	From June 10, 2014 to present	From February 2009 to present, Director of AXA Equitable; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Faria Adam (1968)	Assistant Secretary	From March 3, 2016 to present	From May 2015 to present, Lead Manager/Legal Assistant of AXA Equitable; and from 1999 to 2011, Supervisory Paralegal at The Dreyfus Corporation, Bank of New York Mellon.
Helen Espaillat (1963)	Assistant Secretary	From June 10, 2014 to present	From July 2004 to present, Lead Manager/Legal Assistant for AXA Equitable; and from March 2015 to present, Assistant Vice President and Assistant Secretary of 1290 Asset Managers.
Lorelei Fajardo (1978)	Assistant Secretary	From June 15, 2016 to present	From July 2013 to present, Senior Manager/Legal Assistant of AXA Equitable; from July 2008 to June 2013, Lead Associate/Legal Assistant of AXA Equitable.

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kathleen Chapman (1954)	Assistant Secretary	From June 10, 2014 to present	From April 2014 to present, Lead Manager/ Senior Legal Assistant of AXA Equitable; from March 2011 to April 2014 Mutual Funds Regulatory Manager of GE Asset Management Incorporated and from 2005 to March 2011 Vice President and Senior Paralegal of Allianz Global Investors of America L.P.

*	The officers in the table above (except Patricia Cox and Michal Levy) hold similar positions with other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, the VIP Trust, and the EQ Trust.
**	Each officer is elected on an annual basis.

Shareholder Communications

The Board of Trustees has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Patricia Louie, Secretary of the Trust, 1290 Avenue of the Americas, New York, New York 10104, who will forward such communication to the Trustee(s) as appropriate.

Required Vote for Proposal 1

The shareholders of all Funds will vote collectively as a single class on Proposal 1. To be elected, persons nominated as Trustees must receive a plurality of the votes cast, which means that the ten (10) Nominees receiving the highest number of votes cast at the Meeting will be elected as long as the votes “FOR” a Nominee exceed the number of votes “AGAINST” that Nominee. The approval of one Nominee is not contingent on the approval of the other Nominees.

The Trustees recommend that shareholders of the Trust vote “FOR” each Nominee in Proposal 1.

PROPOSAL 2: APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS

Background

Fundamental investment restrictions of mutual funds (such as the Funds) cannot be changed without shareholder approval. In contrast, non-fundamental investment restrictions may be amended by Board action, without separate shareholder approval.

The 1940 Act requires all mutual funds to adopt certain “fundamental” investment restrictions with respect to several specific types of activities, including a fund’s ability to: borrow money; issue senior securities; engage in the business of underwriting securities issued by other persons; concentrate its investments in any particular industry or group of industries; purchase or sell real estate; purchase or sell commodities; and make loans to other persons. The 1940 Act also requires funds to state whether they are diversified or non-diversified, as those terms are defined in the 1940 Act. The 1940 Act permits a fund to designate any other of its policies as fundamental investment restrictions, as the fund deems necessary or desirable.

The Adviser has reviewed the Funds’ current fundamental investment restrictions and has recommended to the Board that they be amended, subject to shareholder approval. In general, the amendments described in Proposals 2.A. through 2.G. are intended to give the Funds greater flexibility to take advantage of, and react to, changing financial markets, new investment opportunities, and future changes in applicable law — without the expense and delay of seeking further shareholder approval. Accordingly, the proposed investment restrictions are written and will be interpreted broadly. The Adviser believes that the proposed investment restrictions will enhance the Adviser’s and the Sub-Advisers’ ability to manage the Funds in a changing regulatory or investment environment. The proposed amendments are also intended to create more uniform investment restrictions among the mutual funds in the fund complex. By making the investment restrictions of all such mutual funds consistent where it is possible to do so, monitoring compliance will be streamlined and more efficient. In addition, each of the Funds voting on Proposal 2.A. has designated its diversification status as a fundamental investment restriction. However, because the 1940 Act does not require a fund to do so, for each such Fund the fundamental investment restriction is proposed to be removed. As discussed below, shareholder approval will still be required if the Adviser determines to change a Fund’s status from diversified to non-diversified.

The proposed amendments are not expected to have any material effect on the manner in which a Fund currently invests or operates.

While the proposed amendments are intended to provide the Adviser and the Sub-Advisers with greater flexibility in managing each Fund’s assets, each Fund would continue to be managed subject to the limitations imposed by the 1940 Act, as well as the investment objective, strategies and policies expressed in the Fund’s prospectus and statement of additional information (“SAI”). From time to time, the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the rules thereunder, including through no-action letters and exemptive orders. For flexibility, the proposed investment restrictions will be interpreted with regard to these interpretations or modifications, as they are given from time to time. Therefore, it is possible that the interpretation of a Fund’s investment restrictions could change in the future. Any material changes to the manner in which a Fund currently invests or operates in response to the amended investment restrictions would require consideration by the Board and disclosure in the Fund’s prospectus or SAI, as appropriate.

Proposals 2.A. through 2.G.

Shareholders of each Fund are being asked to approve amendments to the fundamental investment restrictions that apply to that Fund. The amendment to each investment restriction is set forth in a separate Proposal below, and the Funds whose shareholders will vote on each Proposal are identified under the caption for that Proposal. For each of Proposals 2.A. through 2.G., the term “Funds” refers to the Funds voting on the particular Proposal.

If approved by shareholders of a Fund, each amended investment restriction will become effective as to that Fund when that Fund’s SAI is revised or supplemented to reflect the amendment. If a proposed amendment is not approved by shareholders of a Fund, the current investment restriction will remain in effect as to that Fund.

Proposal 2.A: Fundamental Restriction Relating to Diversification

(All Funds)

The following is the statement of each Fund’s current investment restriction relating to diversification.

Each Fund may not purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to diversification for each Fund will be removed. The proposed amendment does not change any Fund’s classification as a diversified fund.

Discussion of Proposal 2.A.

The 1940 Act requires a fund to state whether it is a “diversified company” or a “non-diversified company,” as those terms are defined under the 1940 Act. The 1940 Act does not, however, require a fund to designate its diversification status as a fundamental investment restriction.

A diversified fund is limited as to the amount it may invest in any single issuer. Currently under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of the fund’s total assets would be invested in the securities of any one issuer or the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the

U.S. government, its agencies or instrumentalities or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings.

The 1940 Act provides that a fund may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of the outstanding voting securities of the fund. No such vote is required, however, for a fund to change its classification from non-diversified to diversified; such a change may occur by operation of law.

Each of the Funds has designated its diversification status as a fundamental investment restriction. However, the 1940 Act does not require a fund to do so. Accordingly, for each Fund, the investment restriction is proposed to be removed because shareholders already have the right to vote on any changes to a Fund’s status as a diversified fund, and the 1940 Act establishes substantive limitations on the investments of diversified funds. Each Fund would rely on the definition of the term “diversified company” under the 1940 Act and related interpretations, as in effect from time to time, rather than stating percentage limitations expressed under current applicable law. If current applicable law were to change, each Fund would be able to conform to any such new law without the Board or shareholders taking further action.

The Trustees recommend that the shareholders of each Fund vote “FOR” Proposal 2.A.

Proposal 2.B: Fundamental Restrictions Relating to Issuing Senior Securities and Borrowing Money

(All Funds)

The following is the statement of each Fund’s current investment restriction relating to senior securities and borrowing money.

Each Fund may not issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions.

Proposed Revision

For each Fund, the Adviser is proposing to eliminate the unified current investment restriction with respect to both senior securities and borrowing money and replace it with separate proposed investment restrictions with respect to senior securities and borrowing money.

Under the proposed amendment, the investment restriction with respect to senior securities for each Fund will provide as follows:

The Fund may not issue senior securities to the extent such issuance would violate the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Under the proposed amendment, the investment restriction with respect to borrowing money for each Fund will provide as follows:

The Fund may not borrow money, except as permitted under the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.B.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the issuance of senior securities. Under the 1940 Act, an open-end fund may not issue “senior securities,” a term that is defined, generally, to refer to obligations that have a priority over the fund’s shares with respect to the distribution of fund assets or the payment of dividends. SEC staff guidance and interpretations, however, permit a fund, provided certain conditions are met, to engage in a number of types of transactions that might otherwise be considered to create senior securities, including short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment and delayed delivery transactions).

The proposed amendment modifies each Fund’s investment restriction to prohibit the Fund from issuing senior securities to the extent such issuance would violate the 1940 Act and related interpretations, as in effect from time to time, rather than stating percentage limitations expressed under current applicable law. If current applicable law were to change, each Fund would be able to conform to any such new law without the Board or shareholders taking further action.

In addition, the 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in borrowing money. The 1940 Act limits the amount a fund may borrow. Currently, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the fund’s total assets from banks or other lenders for temporary purposes, such as clearance of fund transactions and share redemptions. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio of the value of the fund’s total assets, minus liabilities other than borrowings, to the aggregate amount of all borrowings.

The proposed amendment modifies each Fund’s investment restriction to permit the Fund to borrow money, and to engage in trading practices and investments that may be considered to be borrowings, to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time, rather than stating percentage limitations expressed under current applicable law. If current applicable law were to change, each Fund would be able to conform to any such new law without the Board or shareholders taking further action.

The Trustees recommend that the shareholders of each Fund vote “FOR” Proposal 2.B.

Proposal 2.C: Fundamental Restriction Relating to Underwriting

(All Funds)

The following is the statement of each Fund’s current investment restriction relating to underwriting.

Each Fund may not engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to underwriting for each Fund will provide as follows:

The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.C.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the business of underwriting securities issued by others. Under the federal securities laws, a person may be deemed to be an “underwriter” if the person purchases securities from another issuer with the intention of reselling such securities to the public. However, a fund may purchase securities (such as restricted securities) in a private transaction for investment purposes and later resell such securities to institutional or other investors. In these circumstances, a fund may be considered to be within the technical definition of an underwriter under the federal securities laws notwithstanding the fact that the fund does not hold itself out as being engaged in the business of underwriting.

The proposed amendment modifies each Fund’s investment restriction to permit the Fund to underwrite the securities of other issuers to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time. If current applicable law were to change, each Fund would be able to conform to any such new law without the Board or shareholders taking further action. The current investment restriction permits each Fund to resell restricted securities, and the proposed investment restriction would not change this.

The Trustees recommend that the shareholders of each Fund vote “FOR” Proposal 2.C.

Proposal 2.D: Fundamental Restriction Relating to Concentration

(All Funds)

The following is the statement of each Fund’s current investment restriction relating to concentration.

Each Fund may not purchase any security if, as a result of that purchase, 25% or more of the Fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to municipal securities.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to concentration for each Fund will provide as follows:

The Fund may not concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.D.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund intends to concentrate its investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government, its agencies or instrumentalities) constitutes concentration. It is possible that this interpretation of concentration could change in the future. If the SEC staff’s interpretation of concentration were to change from its current position, the Funds would not be able to change their investment restrictions with respect to concentration without seeking shareholder approval.

Unlike each Fund’s current investment restriction, the proposed investment restriction does not state a percentage limitation. Accordingly, each Fund’s proposed investment restriction would give the Fund the flexibility to take advantage of any future changes in the interpretation of “concentration” under the 1940 Act without the Board or shareholders taking further action.

The Trustees recommend that the shareholders of each Fund vote “FOR” Proposal 2.D.

Proposal 2.E: Fundamental Restriction Relating to Real Estate

(All Funds)

The following is the statement of each Fund’s current investment restriction relating to real estate.

Each Fund may not purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to real estate for each Fund will provide as follows:

The Fund may not purchase or sell real estate, except that the Fund may purchase and sell securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and sell real estate acquired as a result of the ownership of securities or other instruments.

Discussion of Proposal 2.E.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. The 1940 Act does not prohibit a fund from investing in real estate, either directly or indirectly.

All of the Funds are currently subject to an investment restriction that generally prohibits the purchase or sale of real estate. However, under their current investment restriction, all of the Funds have flexibility to make certain real estate-related investments that are carved out as exceptions to the restriction.

For each Fund, the proposed investment restriction is substantially similar to its current investment restriction. The proposed amendment is intended merely to create a uniform investment restriction with respect to real estate across all of the mutual funds in the fund complex.

The Trustees recommend that the shareholders of each Fund vote “FOR” Proposal 2.E.

Proposal 2.F: Fundamental Restriction Relating to Commodities

(All Funds)

The following is the statement of each Fund’s current investment restriction relating to commodities.

Each Fund may not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to commodities for each Fund will provide as follows:

The Fund may not purchase or sell physical commodities to the extent prohibited by the 1940 Act and other applicable laws, and the rules thereunder, as interpreted or modified by regulatory authorities having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.F.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of commodities.

All of the Funds are currently subject to an investment restriction that generally prohibits the purchase or sale of physical commodities (for example, wheat, corn, cotton and rice). However, under their current investment restriction, all of the Funds have flexibility to engage in financial contracts and derivative instruments that, under the federal securities and commodities laws, may be considered to be commodities or commodities interests. Such investments are generally accepted under modern investment management and are regularly used by many mutual funds and institutional investors.

The proposed investment restriction, rather than generally prohibiting the purchase or sale of physical commodities, will state that each Fund may not purchase or sell physical commodities to the extent prohibited by the 1940 Act and other applicable laws and related interpretations (which would include, among other things, any changes to the rules and regulations administered by the Commodity Futures Trading Commission and the National Futures Association), as in effect from time to time. If current applicable law were to change, each Fund would be able to conform to any such new law without the Board or shareholders taking further action.

The Trustees recommend that the shareholders of each Fund vote “FOR” Proposal 2.F.

Proposal 2.G: Fundamental Restriction Relating to Loans

(All Funds)

The following is the statement of each Fund’s current investment restriction relating to loans.

Each Fund may not make loans, except loans of portfolio securities or cash or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

Proposed Revision

Under the proposed amendment, the investment restriction with respect to loans for each Fund will provide as follows:

The Fund may not make loans to other persons to the extent prohibited by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.G.

The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in making loans to other persons. In addition to a loan of cash, a loan may include certain transactions and investment-related practices under certain circumstances (e.g., lending portfolio securities, purchasing certain debt instruments and entering into repurchase agreements).

Each Fund is currently subject to an investment restriction that generally prohibits the making of direct loans. However, under its current investment restriction, each Fund has flexibility to engage in certain transactions and investment-related practices (e.g., lending portfolio securities, purchasing certain debt instruments and entering into repurchase agreements) that are carved out as exceptions to the restriction.

The proposed investment restriction will state that each Fund may not make loans to other persons to the extent prohibited by the 1940 Act and related interpretations, as in effect from time to time. If current applicable law were to change, each Fund would be able to conform to any such new law without the Board or shareholders taking further action.

The proposed amendment would allow each Fund to engage in all forms of lending (including loans of cash and portfolio securities) — and thus become a creditor — to the full extent permitted under the 1940 Act and related interpretations, as in effect from time to time. Thus, the Funds would continue to be able to engage in the types of transactions presently permitted by the current investment restriction, such as securities loans and repurchase agreements, as well as to engage in other activities that could be deemed to be lending, such as the acquisition of loans, loan participations and other forms of debt instruments. Loans and debt instruments involve the risk that the party responsible for repaying a loan or paying the principal and interest on a debt instrument will not meet its obligation.

In addition, the proposed amendment would allow each Fund to engage in interfund lending, subject to SEC approval of an exemptive application. Interfund lending would allow one Fund to temporarily lend cash to another Fund, subject to certain conditions of the exemptive relief. An interfund borrowing and lending program may provide the opportunity for a borrowing Fund to pay an interest rate lower than what would be typically available from a bank, and the opportunity for a lending Fund to receive an interest rate higher than what could be typically expected from investing cash in short-term instruments for cash management purposes. Interfund lending also could provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. While the Funds have not applied for interfund lending relief, they may do so in the future.

The Trustees recommend that the shareholders of each Fund vote “FOR” Proposal 2.G.

Required Vote for each of Proposals 2.A. through 2.G.

The shareholders of a Fund will vote on the approval of each of Proposals 2.A. through 2.G. with respect to that Fund separately from the shareholders of each other Fund. Approval of each of Proposals 2.A. through 2.G. with respect to a Fund will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposals 2.A. through 2.G., “voting securities” refers to the shares of a Fund. The approval of any one amendment in Proposals 2.A. through 2.G. is not contingent on the approval of any other amendments in Proposals 2.A. through 2.G.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. Before PwC is engaged by the Trust to render audit or non-audit services, its engagement is approved by the Trust’s Audit Committee or it is entered into pursuant to pre-approval policies and procedures established by the Trust’s Audit Committee. Representatives of PwC are not expected to attend the Meeting, but will have the opportunity to make a statement if they wish to do so, and will be available should any matter arise requiring their presence. The table below sets forth the fees billed for services rendered by PwC to the Trust for the last two fiscal years.

	Fiscal Year Ended October 31, 2015	Fiscal Year Ended October 31, 2016
Audit Fees[1]	$0	$229,712
Audit-Related Fees[2]	$0	$16,735
Tax Fees[3]	$6,000	$91,186
All Other Fees[4]	$0	$0
Non-Audit Fees[5]	$0	$0

1	Reflects aggregate fees billed for the fiscal year for professional services rendered by PwC in connection with the audit or review of the Trust’s financial statements as well as those services provided in connection with statutory and regulatory filings or engagements.
2	Reflects aggregate fees billed for the fiscal year for assurance and related services rendered by PwC that were reasonably related to PwC’s audit or review of the Trust’s financial statements. Such services include consultation with management regarding accounting, operational or regulatory implications of proposed or actual transactions affecting the operations of the financial reporting of a Fund. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
3	Reflects aggregate fees billed for the fiscal year for professional services rendered by PwC in connection with tax compliance, tax advice and tax planning. Such services include reviewing and signing of federal income tax returns and applicable local and state returns, calculating book/tax differences, calculating and/or reviewing excise tax distributions and returns, and consulting with management regarding tax consequences of proposed or actual transactions, tax planning and compliance issues. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
4	Reflects aggregate fees billed for the fiscal year for products and services (other than those previously noted above) provided by PwC. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
5	Reflects aggregate fees billed for the fiscal year for non-audit services rendered by PwC to the Trust.

The Trust’s Audit Committee has adopted policies and procedures relating to pre-approval of services performed by the Trust’s principal accountant for the Trust. Audit, audit-related and tax services provided to the Trust on an annual basis require pre-approval by the entire Audit Committee. In the event that the audit fees exceed the pre-approved estimated amount, the Audit Committee’s delegate, consisting of the Audit Committee chair, Lead Independent Trustee, the Trust’s Chief Executive Officer and Chief Financial Officer, acting by at least two of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire Audit Committee. The Audit Committee chair or the Lead Independent Trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the Trust’s principal accountant for the Trust, provided that each such service is brought to the attention of the Audit Committee prior to the completion of the audit of the Trust’s financial statements.

The Trust’s Audit Committee has considered and determined that the provision of non-audit services that were rendered to the Trust’s Adviser (not including any Sub-Adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ADDITIONAL INFORMATION

Shareholders of a Fund may have family members living in the same home who also own shares of a Fund. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account, the Trust will, until notified otherwise, send only one copy of an annual or semi-annual shareholder report or Proxy Statement or Notice of Internet Availability of Proxy Statement to each household address. If you would like to receive separate documents for each account holder, please call the Trust at 1-888-310-0416 or write to the Trust at 1290 Avenue of the Americas, New York, New York 10104. If you currently share a household with one or more other shareholders of the Funds and are receiving duplicate copies of such documents and would prefer to receive a single copy of such documents, please call or write the Trust at the phone number or address listed above.

VOTING INFORMATION

The following information applies to each Fund for which you are entitled to vote.

Voting Rights

Shareholders of record as of the close of business on the Record Date will be entitled to vote at the Meeting.

Each whole share of a Fund is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table in Exhibit C shows the number of outstanding shares of each class of each Fund as of the Record Date that are entitled to vote at the Meeting.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by that proxy will be voted “FOR” the respective Proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust. To be effective, such revocation must be received by the Trust prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

The Adviser has advised the Trust that certain shares are registered to the Adviser. These shares will be voted by the Adviser “FOR” or “AGAINST” approval of each Proposal, or as an abstention, in the same proportion as other shareholders have voted.

Prompt execution and return of the enclosed proxy card(s) is requested. A selfaddressed, postage-paid envelope is enclosed for your convenience.

Required Shareholder Vote

The shareholders of all Funds will vote collectively as a single class on Proposal 1. To be elected as Trustees under Proposal 1, persons nominated as Trustees must receive a plurality of the votes cast, which means that the ten (10) Nominees receiving the highest number of votes cast at the Meeting will be elected as long as the votes “FOR” a Nominee exceed the votes “AGAINST” that Nominee. With respect to Proposal 1, the presence, in person or by proxy, of at least one-third of the shares of the Trust entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. The approval of one Nominee is not contingent on the approval of the other Nominees.

The shareholders of a Fund will vote on the approval of each of Proposals 2.A. through 2.G. with respect to that Fund separately from the shareholders of each other Fund. Approval of each of Proposals 2.A. through 2.G. with respect to a Fund will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposals 2.A. through 2.G., “voting securities” refers to the shares of a Fund. With respect to Proposals 2.A. through 2.G., the presence, in person or by proxy, of at least one-third of the shares of a Fund entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Fund. The approval of any one amendment in Proposals 2.A. through 2.G. is not contingent on the approval of any other amendments in Proposals 2.A. through 2.G.

Abstentions and broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and for which the brokers have not received voting instructions from their customers) are counted as shares present at the Meeting in determining whether a quorum is present but do not count as votes cast for or against a Proposal. Therefore, abstentions and broker non-votes will have the same effect as a vote “against” Proposals 2.A. through 2.G. because each of these Proposals requires the affirmative vote of a specified majority of the applicable Fund’s outstanding voting securities. However, abstentions and broker non-votes will not have an effect on Proposal 1, which requires a plurality of the votes cast.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

To the Trust’s knowledge, as of the Record Date, the current Trustees, the Nominees, and the officers of the Trust, as a group, owned beneficially or of record 1.82% of the outstanding shares of Class I of 1290 GAMCO Small/Mid Cap Value Fund, and less than 1% of the outstanding shares of each Class of each other Fund.

As of the Record Date, except as set forth in Exhibit D, to the Trust’s knowledge, no person owned beneficially or of record more than 5% of any class of the outstanding shares of a Fund. The Adviser may be deemed to be a control person with respect to the Trust by virtue of its ownership of more than 90% of the Trust’s shares as of the Record Date. Shareholders owning more than 25% of the outstanding shares of the Trust or a Fund may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

Solicitation of Proxies

Solicitation of proxies is being made by the Trust primarily by distribution of this Notice and Proxy Statement on or about [December     , 2016]. The principal solicitation will be by mail, but proxies also may be solicited by telephone, fax, personal interview by directors, officers, employees or agents of the Adviser or its affiliates, or the Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed proxy card. In lieu of executing a proxy card, you may attend the Meeting in person. The Trust will request that brokers or nominees who hold shares of a Fund in their names forward these proxy materials to the beneficial owners of those shares. The cost of the Meeting, including the cost of solicitation of proxies and the expenses associated with reimbursing brokers or nominees for their reasonable expenses in forwarding solicitation material to beneficial owners, will be borne by each class of each Fund. However, the Adviser has voluntarily agreed to pay expenses exceeding a class’s expense cap. The costs will be allocated among the Funds based upon the relative total net assets of each Fund. The costs will be allocated on a pro rata basis to each class of a Fund based on the net assets of each class relative to the total net assets of the Fund.

Adjournment or Postponement

If the quorum necessary to transact business with respect to the Trust or a Fund is not established, or if sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement of the Meeting will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and any adjourned session will be borne as described above.

Submission of Certain Shareholder Proposals

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting.

Other Matters

The Trust is not aware of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the proxyholders will vote thereon in their discretion and in accordance with their best judgment.

*    *    *    *    *

We need your vote. It is important that you execute and return all of your proxy cards promptly.

INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A	Names and Addresses of the Sub-Advisers	A-1
Exhibit B	Governance Committee Charter	B-1
Exhibit C	Outstanding Shares	C-1
Exhibit D	Five Percent Owner Report	D-1

EXHIBIT A

NAMES AND ADDRESSES OF THE SUB-ADVISERS

AXA Investment Managers, Inc. 100 West Putnam Avenue, 4th Floor Greenwich, CT 06830
AXA Rosenberg Investment Management LLC 4 Orinda Way, Building E Orinda, CA 94563
DoubleLine Capital LP 333 South Grand Avenue, Suite 1800 Los Angeles, CA 90071
GAMCO Asset Management Inc. One Corporate Center Rye, NY 10580
Pacific Investment Management Company, LLC 650 Newport Center Drive Newport Beach, CA 92660
Palisade Capital Management, L.L.C. One Bridge Plaza Fort Lee, NJ 07024
TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017

A-1

EXHIBIT B

EQ Advisors Trust

1290 Funds

Governance Committee Charter

Governance Committee Membership

The Governance Committee (the “Committee”) of EQ Advisors Trust and 1290 Funds (the “Trusts”) shall be composed entirely of members of the Board of Trustees of the Trust who are not “interested persons” of the Trusts (“Independent Trustees”), as defined in §2(a)(10) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder. The Committee shall consist of at least two or more such Independent Trustees.

Purposes of the Committee

The purposes of the Committee are to:

(a)    consider the size and structure of the Board, and propose nominations for Independent Trustee membership on the Board and membership on all committees of the Trust;

(b)    review the compensation arrangements for the independent Trustees of the Trust for service as Board members and committee members;

(c)    to review governance practices, including the annual Board self-assessment, and industry “best practices” for mutual fund board members and make recommendations to the Board;

(d)    provide oversight of the Trust’s Chief Compliance Officer (“CCO”);

(e)    review the independence of counsel to the Independent Trustees of the Trusts.

Board Nominations and Functions

1.    The Committee shall make nominations for Independent Trustee membership on the Board of Trustees (“Board”) of the Trusts. The Committee shall evaluate candidates’ qualifications for Board membership, and their independence from the Trusts’ investment adviser and other principal service providers. Persons selected must not be “interested persons” of the Fund as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser or its affiliates. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. If requested by the Committee, the President, and other officers of the Trust, although not members of the Committee, may have a role in recommending candidates and recruiting them for the Board. The Committee shall give recommendations provided by the President and other officers of the Trust the same consideration as any other candidate.

2.    The control of the selection and nomination process for additional Independent Trustees shall rest solely with the Committee. The President and other officers of the Trust may provide administrative assistance to the Committee in the selection and nomination process.

3.    The Committee shall periodically review the size and composition of the Board to determine whether it may be appropriate to add additional individuals, including those with different backgrounds or skills from those already on the Board.

Committee Nominations and Functions

1.    The Committee shall make nominations for membership on all committees of the Trust and shall review Board committee assignments as necessary.

2.    The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

3.    The Committee shall also periodically review and make recommendations to the Board regarding the qualifications for committee membership, the structure and operations of the committees and the authority to delegate to subcommittees or to individual committee members.

Compensation Arrangements for the Independent Trustees and Committee Members

1.    The Committee shall review, as appropriate, the compensation arrangements of the Independent Trustees of the Trust and each committee to determine whether such compensation is appropriate.

2.    The Committee, in conjunction with AXA Equitable Funds Management Group, LLC, (the “Adviser”) may participate in industry surveys relating to mutual fund directors/trustees compensation and board practices or request that such information be provided to the Committee to carry out this function.

3.    The Committee shall make recommendations to the Board regarding any modifications to the compensation to be paid to the Independent Trustees and committee members for approval.

Board Governance Practices

The Committee shall consider such governance practices and industry “best practices” from time to time as it deems appropriate, and in any event shall address the following matters.

1.    Trustee Orientation. The Committee shall oversee the process for orientation of new Independent Trustees, which will be prepared and conducted with the assistance of the Adviser and outside legal counsel. The orientation is intended to familiarize new Independent Trustees with (1) their responsibilities under applicable corporate law and the 1940 Act; (2) the operation of the Trust and its principal service providers; and (3) the industry in which the Trust operates.

2.    Trustee Education. The Committee shall assist the Board in identifying educational topics of interest to be presented, from time to time, at Board meetings.

3.    Retirement Age. The Committee shall periodically review the Trust’s “Policy on Retirement of an Independent Trustee” and recommend to the Board, as the Committee determines appropriate any changes to such policy. In addition, the Committee shall review Independent Trustee compliance with the requirement that an Independent Trustee must retire from Board service by December 31 of the year in which he or she reaches the age of 74 years.

4.    Trustee Independence and Potential Conflicts. The Committee shall review with outside legal counsel any issues relating to the independence of any Trustee.

5.    Annual Self-Assessment. The Committee shall establish, and review as necessary, the process to conduct the annual self-assessment of the Board and committees of the Trust.

Compliance Functions

The Committee shall provide the following:

Oversight of the Trust’s CCO

1.    The Committee shall assist the Board in the selection, appointment, retention and termination of the Trusts’ CCO. After considering such matters as it deems appropriate, including the recommendation of the Adviser, the Committee shall propose to the Board an individual who will serve as the Trusts’ CCO and be responsible for administering the Trusts’ Compliance Program (including any replacement of the CCO).

2.    The Committee shall review and evaluate the CCO’s qualifications, including, when applicable, consideration of the CCO’s effectiveness in devising, implementing, maintaining and updating the Trust’s Compliance Program and the CCO’s overall performance.

3.    The Committee shall assist the Board in evaluating and approving the compensation paid to the CCO. The Committee shall meet in executive session from time to time, as it deems appropriate, with the Adviser outside the presence of the CCO to discuss the performance and compensation of the CCO and the effectiveness of the Compliance Program.

Other Powers and Responsibilities

1.    The Committee shall review the independence of counsel to the Independent Trustees of the Trusts.

2.    The Committee shall normally meet at least semi-annually and is empowered to hold special meetings as circumstances require.

3.    The Committee shall review any issue delegated to it by the Independent Trustees or the Board.

4.    The Committee shall be empowered to investigate and report on any other matter brought to its attention within the scope of its duties.

5.    The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trusts.

6.    The Committee shall review this Charter at least annually and recommend any changes to the Board.

EXHIBIT C

OUTSTANDING SHARES

The table below shows the number of outstanding shares of each class of each Fund as of the Record Date that are entitled to vote at the Meeting.

Trust/Fund	Total Number	Number of Class A Shares	Number of Class C Shares	Number of Class I Shares	Number of Class R Shares
Trust	22,517,562.60	275,478.35	34,702.52	22,107,914.57	99,467.16
1290 Convertible Securities Fund	2,100,861.50	39,221.17	0	2,051,630.04	10,010.29
1290 DoubleLine Dynamic Allocation Fund	5,134,571.72	43,043.53	0	5,081,518.82	10,009.37
1290 GAMCO Small/Mid Cap Value Fund	681,971.31	60,638.95	10,178.85	594,654.18	16,499.33
1290 Global Talents Fund	2,002,487.27	10,009.63	0	1,982,468.22	10,009.42
1290 High Yield Bond Fund	3,159,208.42	40,000.58	14,192.01	3,083,421.14	21,594.69
1290 Multi-Alternative Strategies Fund	1,311,993.37	43,093.07	0	1,258,759.35	10,140.95
1290 SmartBeta Equity Fund	1,108,285.86	28,485.87	10,331.66	1,058,275.35	11,192.98
1290 Unconstrained Bond Managers Fund	7,018,183.15	10,985.55	0	6,997,187.47	10,010.13

C-1

EXHIBIT D

FIVE PERCENT OWNER REPORT

As of November 30, 2016, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of any Fund are listed below. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Fund.

Fund — Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 Convertible Securities Fund — Class A	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	28,394.371	71.94%
1290 Convertible Securities Fund — Class A	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	10,000.00	25.34%
1290 Convertible Securities Fund — Class I	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	1,980,000.00	96.48%
1290 Convertible Securities Fund — Class R	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	10,000.00	99.90%
1290 DoubleLine Dynamic Allocation Fund — Class A	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	32,591.693	75.72%

Fund — Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 DoubleLine Dynamic Allocation Fund — Class A	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	10,000.00	23.23%
1290 DoubleLine Dynamic Allocation Fund — Class I	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	4,980,000.00	98.00%
1290 DoubleLine Dynamic Allocation Fund — Class R	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	10,000.00	99.91%
1290 GAMCO Small/Mid Cap Value Fund — Class A	Osvaldo Cruz 10961 SW 44th St Miami, FL 33165-4724	4,780.307	7.88%
1290 GAMCO Small/Mid Cap Value Fund — Class A	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	40,628.523	67.00%
1290 GAMCO Small/Mid Cap Value Fund — Class A	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	10,510.795	17.33%
1290 GAMCO Small/Mid Cap Value Fund — Class C	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	10,178.852	100.00%

Fund — Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 GAMCO Small/Mid Cap Value Fund — Class I	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	341,500.374	57.43%
1290 GAMCO Small/Mid Cap Value Fund — Class I	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	220,342.525	37.05%
1290 GAMCO Small/Mid Cap Value Fund — Class R	AXA Equitable Life Ins Co FBO Separate Account No 65 on Behalf of Various 401K Plans 525 Washington Blvd FL 27 Jersey City, NJ 07310-1606	5,502.62	33.35%
1290 GAMCO Small/Mid Cap Value Fund — Class R	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	10,485.034	63.55%
1290 Global Talents Fund — Class A	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	10,000.00	99.90%
1290 Global Talents Fund — Class I	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	1,980,000.00	99.88%
1290 Global Talents Fund — Class R	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	10,000.00	99.91%

Fund — Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 High Yield Bond Fund — Class A	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	17,180.543	42.86%
1290 High Yield Bond Fund — Class A	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	22,079.764	55.08%
1290 High Yield Bond Fund — Class C	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	14,192.011	100.00%
1290 High Yield Bond Fund — Class I	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	2,982,576.035	96.71%
1290 High Yield Bond Fund — Class R	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	21,583.625	99.95%
1290 Multi-Alternative Strategies Fund — Class A	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	32,185.067	74.69%
1290 Multi-Alternative Strategies Fund — Class A	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	1,000.00	23.21%

Fund — Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 Multi-Alternative Strategies Fund — Class I	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	273,983.336	21.77%
1290 Multi-Alternative Strategies Fund — Class I	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	980,000.00	77.85%
1290 Multi-Alternative Strategies Fund — Class R	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	10,000	98.61%
1290 SmartBeta Equity Fund — Class A	Dwayne J. Martins II 1527 Tally Cir Oviedo, FL 32765-8144	3,842.673	13.49%
1290 SmartBeta Equity Fund — Class A	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	13,298.021	46.68%
1290 SmartBeta Equity Fund — Class A	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	10,892.786	38.24%
1290 SmartBeta Equity Fund — Class C	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	10,331.663	100.00%

Fund — Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 SmartBeta Equity Fund — Class I	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	81,240.162	7.68%
1290 SmartBeta Equity Fund — Class I	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	970,424.686	91.70%
1290 SmartBeta Equity Fund — Class R	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	10,787.575	96.38%
1290 Unconstrained Bond Managers Fund — Class A	Dwayne J. Martins II 1527 Tally Cir Oviedo, FL 32765-8144	681.706	6.20%
1290 Unconstrained Bond Managers Fund — Class A	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	10,000.00	91.02%
1290 Unconstrained Bond Managers Fund — Class I	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	6,980,000.00	99.75%
1290 Unconstrained Bond Managers Fund — Class R	AXA Equitable Funds Management Group, LLC Attn: Brian Walsh 1290 Avenue of the Americas FL 16 New York, NY 10104-0101	10,000.00	99.90%

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Proxy Statement and have the proxy card
below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Proxy Statement and have the proxy card
below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E15403-S53085	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF 1290 FUNDS® (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1.	Elect the Board of Trustees of the Trust.
	01)	Mark A. Barnard	06)	H. Thomas McMeekin	☐	☐	☐
	02)	Thomas W. Brock	07)	Gloria D. Reeg
	03)	Donald E. Foley	08)	Gary S. Schpero
	04)	Steven M. Joenk	09)	Kenneth L. Walker
	05)	Christopher P.A. Komisarjevsky	10)	Caroline L. Williams

		For	Against	Abstain

2A.	Amend the Fund’s fundamental investment restriction with respect to diversification.	☐	☐	☐

2B.	Amend the Fund’s fundamental investment restriction with respect to issuing senior securities and borrowing money.	☐	☐	☐

2C.	Amend the Fund’s fundamental investment restriction with respect to underwriting.	☐	☐	☐

2D.	Amend the Fund’s fundamental investment restriction with respect to concentrating.	☐	☐	☐

2E.	Amend the Fund’s fundamental investment restriction with respect to investing in real estate.	☐	☐	☐

		For	Against	Abstain

2F.	Amend the Fund’s fundamental investment restriction with respect to investing in commodities.	☐	☐	☐

2G.	Amend the Fund’s fundamental investment restriction with respect to making loans.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of each Fund.

The approval of any one Proposal is not contigent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com.

E15404-S53085

1290 FUNDS® PROXY CARD SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON FEBRUARY 20, 2017

This proxy is being solicited for the Board of Trustees of 1290 Funds® (the “Trust”) on behalf of the Trust’s funds. The undersigned hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) to (i) vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated [TBD], 2016 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” a proposal.

Receipt of the Notice of Meeting and the Trust’s Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.